Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 19. Commitments and contingencies
Letters of credit
As of December 31, 2021, and 2020, the Company had
 $5.7 million and $7.4
million, respectively, in irrevocable stand-by letters of credit outstanding, which were issued primarily to guarantee data center lease obligations, to guarantee a subsidiary’s performance under a services agreement (in 2020 only), and to guarantee another subsidiary’s performance under a line of credit. As of December 31, 2021, and 2020
, no amounts had been drawn on any of these irrevocable standby letters of credit.
Purchase obligations
As of December 31, 2021
,
and 2020, the Company had approximately $4.4 million and $8.2 million, respectively, of purchase commitments related to information technology licenses, utilities and colocation operations. These amounts do not represent the Company’s entire anticipated purchases in the future but represent only those items for which the Company was contractually committed as of December 31, 2021
,
and 2020, respectively.
Litigation
From time to time the Company is involved in certain legal proceedings and claims that arise in the ordinary course of business. It is the Company’s policy to accrue for amounts related to these legal matters if it is probable that a liability has been incurred and the amount is reasonably estimable. In the opinion of the management, based on consultations with counsel, the results of any of these matters individually and in the aggregate are not expected to have a material effect on the Company’s results of operations, financial condition or cash flows.